EXHIBIT 10.2

                                                                October 12, 2007


                          FTN MIDWEST SECURITIES CORP.

Great Point Partners LLC
165 Mason Street, 3rd Floor
Greenwich, CT 06830

Dear Sirs:

         By this letter agreement (this "Agreement"), for good and valuable consideration, subject to the terms and conditions set forth herein, the undersigned grants you (which term as used herein shall mean the addressee and any affiliated funds) an option to acquire 1,666,666 warrants, as adjusted to account for stock splits, reclassifications and similar events, (the "Warrants") to acquire shares of common stock, par value $0.0001 per share (the "Common Stock") of HAPC, Inc. (the "Company") for an aggregate purchase price of $1.00 (the "Option"). The undersigned has the right to acquire the Warrants pursuant to the exercise of its Unit Purchase Option dated April 11, 2006, as amended (the "Unit Purchase Option"), for 833,333 units comprised of one share of Common Stock and two Warrants each, issued to the undersigned in connection with the Company's initial public offering and the undersigned covenants with you to exercise such Unit Purchase Option promptly upon receipt of notice from you of the exercise of the Option.

CONDITIONS PRECEDENT TO EXERCISE OF OPTION

         You shall be entitled to exercise the Option upon the satisfaction of all of the following conditions:

         (i) On October 12, 2007, you shall have placed a buy order (the "Buy Order") with us or Broadband Capital Management LLC to purchase up to 3,000,000 shares of the Company's Common Stock at a price of no more than $5.97 per share and keep such order open for four trading days.

         (ii) The Company's acquisition of InfuSystem, Inc. shall be ap-proved by the requisite vote of the holders of Common Stock and such acquisition shall be consummated.

         (iii) The trading price for a share of Common Stock equals or exceeds $8.00 for any 20 out of 30 consecutive trading days.


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         (iv)     The  representations  and  warranties  set forth  below  under
                  "Optionee's Representations and Warranties" shall be true and correct in all material respects.

EXERCISE OF OPTION

         The Option may be exercised for the Option Amount (as defined below) in whole, but not in part, for a number of Warrants equal to (A) the sum of (i) the number of shares of Common Stock purchased pursuant to the Buy Order (whether or not you receive the proxy materials with respect to such shares in sufficient time to enable you to vote such shares at the Company's special annual meeting that convened on September 26, 2007 and currently adjourned until October 19, 2007 (as it may be further adjourned, the "Annual Meeting")) (the "Purchased Shares"), less (ii) the number of such Purchased Shares, if any, with respect to which you vote against the Company's acquisition of InfuSystem, Inc. at the time of the Annual Meeting, times (B) the quotient of 1,666,666 divided by 3,000,000, but in no event more than 1,666,666 Warrants (in each case, as adjusted to account for stock splits, reclassifications and similar events), on any day after the conditions precedent set forth above have been satisfied.

         In order to exercise the Option, you shall deliver written notice to the undersigned c/o FTN Midwest Securities Corp., 350 Madison Avenue, New York, NY 10017, Attn: Scott Chesky, setting forth your intention to exercise the Option and the proposed closing date (the "Closing Date") which shall be at least seven business days subsequent to the date of such notice. On such Closing Date, the undersigned shall deliver to you certificates representing the Warrants subject to the Option, together with appropriate transfer forms and you shall deliver full payment for such Warrants by such payment means as may be agreed. The undersigned shall be responsible for all transfer taxes payable in connection with the exercise of the Options.

         FTN may satisfy its obligations hereunder by delivering the Warrants to you at any time in advance of your exercise of the Option.

REGISTRATION RIGHTS

         The undersigned hereby assigns to you, effective as of the Closing Date, all of undersigned's registration rights pursuant to the Unit Purchase Option with respect to the Warrants and the shares of Common Stock underlying such Warrants purchased by you pursuant to the Option.

REPRESENTATIONS AND WARRANTIES

         The undersigned represents and warrants to you as of the date of this Agreement and the Closing Date the following:

         (i) on the Closing Date, the undersigned will be the record and beneficial owner of and have good and valid title to the Warrants subject to the Option, free and clear of any and liens, claims or encumbrances; or the like; except with respect to the rights granted under this Agreement, the undersigned is not a party to, and the Warrants and shares of Common Stock underlying the Warrants are not subject


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                  to, any option, warrant, contract, call, pledge, put, right of first refusal, tag-along, drag-along or other agreement or commitment providing for or relating to the disposition or acquisition of the Warrants or the Common Stock underlying the Warrants;

         (ii) the undersigned is the record and beneficial owner of and has good and valid title to the Unit Purchase Option, and has the right, power and authority to enter into this Agreement and on the Closing Date, the undersigned will have the right, power and authority to sell, assign and transfer the Warrants subject to the Option;

         (iii) the entry into the Agreement and the sale of the Warrants do not (A) conflict with, violate, result in any breach of, or constitute a default under any contract or agreement to which the undersigned is a party or to which the Warrants subject to the Option are subject to, or (B) violate any law, order, decree, judgment, injunction or other action;

         (iv) the Warrants and the Shares of Common Stock underlying the Warrants are not subject to any voting agreements, voting trusts or similar arrangements; and

         (v)      the Unit  Purchase  Option has been  amended  to provide  that
                  Section 3.2 and 2.4.4 thereof shall not apply to the transfer of Warrants to you pursuant to your exercise of the Option.

Additionally, the undersigned hereby acknowledges to you that it is sophisticated and knowledgeable with respect to the transactions contemplated by this Agreement and has such information as it deems appropriate under the circumstances to make an informed decision regarding the transactions contemplated by this Agreement. The undersigned hereby agrees that it has made its own independent analysis and decision to enter into the transactions contemplated by this Agreement, based on such information as the undersigned has deemed appropriate under the circumstances, and without reliance on you (except for reliance on any express representation made by you in this Agreement).

OPTIONEE'S REPRESENTATIONS AND WARRANTIES

         You hereby represent and warrant to the undersigned as follows:

         (i) You are an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended (the "Securities Act").

         (ii) You understand and acknowledge that the Option, the Warrants and the Common Stock underlying the Warrants have not been registered under the Securities Act or the securities laws of any state of the United States and are being offered only in a transaction not involving any public offering pursuant to exemptions from registration for transactions not involving any public offering in the United States within the meaning of the Securities Act and in compliance with applicable local laws and regulations, and are therefore "restricted securities" within the meaning of Rule 144 under the Securities Act.


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         (iii) The Option,  the  Warrants and the Common  Stock  underlying  the
Warrants are being purchased for your own investment and you have not offered or sold any portion of the Option being acquired, nor do you have any present intention of selling, distributing or otherwise disposing of the Option, the Warrants or Common Stock underlying the Warrants, either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance in violation of the Securities Act.

         (iv) In the normal course of your business, you invest in or purchase securities similar to the Option, the Warrants and the Common Stock underlying the Warrants and have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of investing in the Option.

         (v) You are aware that you may be required to bear the economic risk of an investment in the Common Stock underlying the Warrants for an indefinite period of time and you are able to bear such risk for an indefinite period.

         (vi) You understand and agree that the certificates evidencing the Warrants and the Common Stock underlying the Warrants will, unless otherwise agreed by the Company, bear a legend substantially to the following effect:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AS EVIDENCED BY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE AND OTHER SECURITIES LAWS."

FURTHER ASSURANCES

         Each of the parties hereto shall execute such documents and other instruments and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and their intent and to consummate the transactions contemplated by this Agreement.

MISCELLANEOUS

         You and the undersigned hereby agree that:

         (i) You agree and acknowledge that the terms of this Option Agreement and of the transactions contemplated hereby will be disclosed by the Company in a supplement to its Proxy Statement in respect of its Annual Meeting. The undersigned will cause the Company to provide


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you a reasonable  opportunity to review such disclosure in advance of its filing with the SEC and distribution to the Company's stockholders.

         (ii) Neither this Agreement, the Option, nor any of the rights, interests or obligations under this Agreement may be assigned or delegated by any party hereto, in whole or in part, by operation of law or otherwise; provided, however, that you may assign or delegate, in whole or in part, this Agreement to any one or more of your affiliated funds.

         (iii) This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of New York.

         (iv) This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument.


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         Please  acknowledge  your  agreement  to the terms set forth  herein by executing this Agreement where indicated.

                                         Very truly yours,

                                         FTN MIDWEST SECURITIES CORP.


                                         By: /s/ Martin Shea
                                             ----------------------------------
                                             Name: Martin Shea
                                             Title: Executive Vice President

ACCEPTED AND AGREED:


GREAT POINT PARTNERS LLC


By: /s/ KEVIN XIE
------------------------------------
Name: Kevin Xie
Title: Principal


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